UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report - April 17, 2006
                        (Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     22810 03                   0311630
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)


              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of principal executive offices)

                                 (856) 778-2300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

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Item 8.01.      Other Events.
                ------------

     As previously disclosed in a Current Report on Form 8-K filed on March 31, 2006, the Registrant's Audit Committee retained independent outside counsel to conduct an independent investigation, under the supervision of the Audit Committee, of the Registrant's hiring practices at the Registrant's car washes and other related matters. The independent investigator provided an interim verbal report to the Audit Committee on April 12, 2006. The independent investigator is in the process of preparing a summary of its findings. Registrant is unable to complete the consolidated financial statements for the fiscal year ended December 31, 2005, until the review of the summary of the investigator's findings. Accordingly, the Registrant was unable to file its Annual Report on Form 10-K within the prescribed extension period.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: April 18, 2006                  Mace Security International, Inc.



                                       By: /s/ Gregory M. Krzemien
                                           -------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer